UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

UMeWorld Inc.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

UMeWorld Inc.

66 West Flagler Street, 9th Floor

Miami, Florida 33130

(786) 981-7443

INFORMATION STATEMENT

(Preliminary)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

UMeWorld Inc., a Delaware corporation (the “Company”) is furnishing this Information Statement to notify stockholders that the Board and stockholders holding sufficient voting power have approved the reverse stock split authorization described below by written consent in lieu of a meeting. No additional stockholder approval is required or being sought. The Reverse Split has not yet been implemented.

On November 2, 2026, the board of directors of the Company (the “Board”) approved resolutions (the “Reverse Split Board Consent”), and on November 3, 2026, received a written consent (the “Reverse Split Stockholder Consent,” and together with the Reverse Split Board Consent, the “Reverse Split Consents”) in lieu of a meeting from Michael Lee, Ford Moore, David Milroy and Yee Wan Chu (the “Consenting Stockholders”), the holders of record of an aggregate of 65,237,828 shares, or 56.19% of the Company’s outstanding voting stock, to authorize, approve, ratify and confirm it is in the best interests of the Company and its stockholders for the Board to have discretionary authority to adopt a certificate of amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split, at a ratio of between one (1) for three (3) and one (1) for ten (10), such ratio to be determined by the Board (the “Reverse Split,” and together with the Certificate of Amendment, the “Action Items”), to increase the per-share trading price of our Common Stock in connection with our proposed public offering and application to list on The Nasdaq Capital Market. Our Common Stock currently trades in the over-the-counter market under the symbol UMEW. The split does not assure completion of the offering or approval of the Nasdaq listing.

You are urged to read this Information Statement in its entirety for a description of the actions taken by the Consenting Stockholders of the Company. The Reverse Split will not be implemented until at least twenty (20) calendar days after the definitive Information Statement is first sent or given to stockholders and other applicable requirements have been satisfied.

No action is required by you. This Information Statement is furnished for informational purposes only to notify stockholders of the approval of the Action Items. The close of business on November 2, 2026 is the record date for the written consents (the “Consent Record Date”). The definitive Information Statement is expected to be first sent or given on or about November 16, 2026 (the “anticipated Mailing Date”), subject to completion of the applicable SEC review process. References to the Mailing Date mean the actual date the definitive Information Statement is first sent or given. Notice will be delivered to the nonconsenting stockholders entitled to notice under Section 228(e) of the DGCL and to other recipients entitled to delivery under applicable SEC rules.

By Order of the Board of Directors

/s/ Michael Lee

Michael Lee

Chief Executive Officer

November 4, 2026

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Information Statement

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is distributed by UMeWorld Inc. (the “Company,” “we,” “our” and “us”) to inform our stockholders of the following action taken without a meeting by written consents of the Consenting Stockholders, who are the holders of record of 65,237,828 shares, representing approximately 56.19% of the 116,099,593 outstanding shares of common stock as of the close of business on November 2, 2026 (the “Consent Record Date”).

On November 2, 2026, the board of directors of the Company (the “Board”) approved resolutions (the “Reverse Split Board Consent”), and on November 3, 2026, received a written consent (the “Reverse Split Stockholder Consent”, and together with the Reverse Split Board Consent, the “Reverse Split Consents”) in lieu of a meeting from the Consenting Stockholders, the holders of record of approximately 56.19% of the outstanding voting stock of the Company, to authorize, approve, ratify and confirm it is in the best interests of the Company and its stockholders for the Board to have discretionary authority to adopt a certificate of amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split, at a ratio of between one (1) for three (3) and one (1) for ten (10), such ratio to be determined by the Board (the “Reverse Split”), to increase the per-share trading price of our Common Stock in connection with our proposed public offering and application to list on The Nasdaq Capital Market.

NONE OF THE ACTION ITEMS HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTION ITEMS, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This preliminary Information Statement is being filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) on November 4, 2026. Following completion of the applicable SEC review process, the definitive Information Statement will be furnished by the Board to the stockholders entitled to receive it, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Sections 228 and 242 of the Delaware General Corporation Law, as amended (the “DGCL”). In its Form 8-K12G3 filed on October 9, 2025, the Company reported that its Common Stock was deemed registered under Section 12(g) of the Exchange Act pursuant to Rule 12g-3(a) as successor to UMeWorld Limited. The Company is a Delaware corporation reporting as a U.S. domestic issuer.

The cost of preparing, printing and mailing this Information Statement will be paid by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

This Information Statement informs stockholders that on November 3, 2026, the Consenting Stockholders adopted and approved the Reverse Split Stockholder Consent approving the Reverse Split and the Certificate of Amendment. The Consenting Stockholders are the holders of record of 65,237,828 shares of issued and outstanding common stock, representing approximately 56.19% of the Company’s voting power.

Accordingly, the Reverse Split Stockholder Consent executed by the Consenting Stockholders pursuant to DGCL and the Company’s charter documents has approved the Action Items. The Consenting Stockholders hold more than a majority of the outstanding shares of Common Stock entitled to vote on the Action Items, satisfying the approval requirement under Section 242 of the DGCL. Section 228 of the DGCL and Article III, Section 8 of the Company’s bylaws permit this approval by written consent without a meeting. No further stockholder vote, consent or other approval is required or being solicited. No payment or other consideration was provided in connection with the execution of the Reverse Split Stockholder Consent.

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The required stockholder approval of the Action Items has been obtained. No additional stockholder approval is required or being sought. Implementation remains subject to the Board’s final determination of the ratio and effective time, satisfaction of applicable notice and waiting periods, filing of the Certificate of Amendment and completion of applicable market-processing requirements. This Information Statement is furnished for informational purposes only to notify stockholders of the approval. The Reverse Split will not be implemented until at least 20 calendar days after the definitive Information Statement is first sent or given to stockholders entitled to receive it under Rule 14c-2. If the definitive Information Statement is first sent or given on November 16, 2026, the Reverse Split may not become effective before December 6, 2026. A later actual Mailing Date will correspondingly delay the earliest permitted effective date. The actual effective date remains subject to the Board’s determination, FINRA processing and the other requirements described herein.

Stockholders are not entitled to appraisal rights under Section 262 of the DGCL in connection with the Reverse Split.

This Information Statement also provides notice under Section 228(e) of the DGCL to nonconsenting stockholders entitled to that notice as of the Consent Record Date.

The preliminary Information Statement is being filed on November 4, 2026. The Company anticipates filing the definitive Information Statement on November 16, 2026 and first sending or giving it to the applicable recipients on or about that date, subject to completion of the applicable SEC review process. The definitive Information Statement will be filed no later than the date it is first sent or given. The Mailing Date is separate from the Consent Record Date and is not used to determine the voting power represented by the executed written consents.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT AND THE TRANSACTIONS

Q. Why did I receive this Information Statement?

A. The Exchange Act and DGCL require us to provide you with information regarding the Action Items, even though your vote is neither required nor requested to approve the Action Items.

Q. Why am I not being asked to vote on the Action Items?

A. The Board unanimously adopted, approved and recommended the approval of the Action Items and determined that the Action Items are advisable and in the best interests of the Company and our stockholders. The Action Items have also been approved by the written consent of the Consenting Stockholders. Such approval is sufficient under DGCL and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What do I need to do now?

A. Nothing. This Information Statement is provided to you solely for your information and does not require or request you to do anything.

THE REVERSE SPLIT

The Board approved discretionary authority to effect a Reverse Split at any whole-number ratio between 1-for-3 and 1-for-10, inclusive, to support the Company’s proposed Nasdaq listing and public offering by increasing the per-share trading price of the Common Stock. A higher price may also make the Common Stock eligible for consideration by a broader range of investors. These potential benefits are uncertain and do not change the Company’s business fundamentals or add assets or cash.

The Board may determine when to implement the Reverse Split and may abandon the amendment before it becomes effective to the extent authorized by the approving resolutions and consent and permitted by law. The Board may select any one of the ratios 1-for-3, 1-for-4, 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 or 1-for-10 without further stockholder approval. In selecting the ratio and timing, the Board may consider the market price and trading volume of the Common Stock, prevailing market conditions, the anticipated effect on liquidity, the requirements for the proposed Nasdaq listing and the terms of the proposed public offering. The authorization permits one Reverse Split within this range and does not authorize successive splits.

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On November 2, 2026, the Board adopted a resolution approving and recommending to the Company’s stockholders for their approval a proposal to amend the Certificate of Incorporation, as amended, to effectuate a Reverse Split of issued shares, including any shares held in treasury, of common stock at an exchange ratio of one (1) for three (3) through one (1) for ten (10), the exact exchange ratio and the effective time of the Reverse Split to be determined by the Board in its sole discretion. On November 3, 2026, the Consenting Stockholders adopted the Reverse Split Stockholder Consent. When the Reverse Split is implemented, pursuant to the amendment to the Company’s Certificate of Incorporation that gives effect to the Reverse Split, the total number of authorized shares of common stock will not change.

If the Board implements the Reverse Split, all issued shares, including any shares held in treasury, will be combined at the selected ratio, and the number of issued and outstanding shares of our common stock will be reduced in accordance with an exchange ratio of one (1) for three (3) through one (1) for ten (10), as determined by the Board, effective as of the time specified in the Certificate of Amendment filed with the Secretary of State of the State of Delaware. The Reverse Split will affect all holders of our outstanding common stock uniformly and will not affect any stockholder’s percentage ownership or proportionate voting and other rights in our common stock, except for adjustments that might result from the treatment of fractional shares as described below. Pursuant to the Certificate of Amendment, the number of authorized shares of our common stock will be maintained at 250,000,000 shares and the par value of our common stock will remain unchanged at $0.0001 per share.

As of the Consent Record Date, there were 116,099,593 shares of common stock outstanding, with each share entitled to one vote. Common stock is the Company’s only class of outstanding capital stock. No preferred stock, options, warrants or securities convertible into Common Stock are outstanding, and no other securities carry voting rights. The Consenting Stockholders are Michael Lee, Ford Moore, David Milroy and Yee Wan Chu, who are the holders of record of an aggregate of 65,237,828 shares, or approximately 56.19% of the outstanding shares. The shares counted toward the Reverse Split Stockholder Consent include only shares registered in the names of the Consenting Stockholders on the records of the Transfer Agent as of the Consent Record Date. Shares beneficially owned by the Consenting Stockholders and other directors and officers through brokerage accounts are reflected in the beneficial ownership table below but were not included in the Reverse Split Stockholder Consent.

Potential Effects of the Reverse Split

Our Certificate of Incorporation, as amended, currently authorizes us to issue a maximum of 250,000,000 shares of common stock, par value $0.0001 per share.

The table below illustrates the effect of the Reverse Split on the approximate number of outstanding shares of Common Stock based on our capitalization as of November 2, 2026. The authorized number of shares and par value will remain unchanged.

Reverse Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Split
1-for-3	38,699,864
1-for-4	29,024,898
1-for-5	23,219,919
1-for-6	19,349,932
1-for-7	16,585,656
1-for-8	14,512,449
1-for-9	12,899,955
1-for-10	11,609,959

The table above presents approximate aggregate outstanding shares, rounded to the nearest whole share for illustration. It excludes the actual holder-by-holder rounding of fractional shares and any subsequent issuances. Actual outstanding shares after the Reverse Split may differ because fractional shares will be rounded up to the next higher full share for each holder of record.

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Potential Advantages of the Reverse Split

The Board has authorized the Reverse Split with the primary intent of increasing the per-share trading price of our common stock, which is currently traded in the over-the-counter market under the symbol “UMEW.” The Reverse Split is intended to support the Company’s proposed application to list its common stock on The Nasdaq Capital Market in connection with a proposed public offering.

Nasdaq’s initial listing requirements generally include a minimum bid price of $4.00 per share, although alternative price standards may be available to companies that satisfy certain additional requirements. The Board believes that the Reverse Split may help the Company meet the applicable price requirement for its proposed listing.

The Board also believes that maintaining the current number of authorized shares while reducing the number of issued shares will increase the number of authorized but unissued shares available for future use. This may provide the Company with greater flexibility to pursue business opportunities and address its financing needs, including equity financings, strategic transactions, acquisitions and other corporate purposes. Any future issuance would remain subject to applicable law, our governing documents and, if applicable, Nasdaq rules, including any applicable stockholder approval requirements. Future issuances could dilute existing stockholders’ ownership and voting interests. The Company contemplates issuing Common Stock in a proposed public offering in connection with its proposed Nasdaq Capital Market listing and intends to file a registration statement on Form S-1 after filing this preliminary Information Statement. As of the date of this Information Statement, the offering size, number of shares to be offered and offering price have not been determined. The timing and final terms of any offering will depend on market conditions and other factors. There can be no assurance that the proposed offering will be completed.

The Board believes that a higher per-share trading price and a listing on The Nasdaq Capital Market may make our common stock more attractive to current and prospective investors and the brokerage community. In determining whether to implement the Reverse Split and selecting a ratio between 1-for-3 and 1-for-10, the Board may consider the trading price and volume of our common stock, market conditions, applicable listing requirements and the anticipated effect on our stockholders.

There can be no assurance that the Reverse Split will increase the trading price of our common stock in proportion to the reduction in the number of outstanding shares, that any increase will be sustained, or that the Company will satisfy Nasdaq’s initial listing requirements. The proposed listing and public offering remain subject to applicable approvals and other conditions. This Information Statement does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any public offering will be made only by means of an appropriate prospectus and in accordance with applicable securities laws.

Procedure for Effecting the Reverse Split

On November 2, 2026, the Board unanimously approved the Reverse Split authorization and recommended its approval by stockholders. On November 3, 2026, the Consenting Stockholders approved that authorization by written consent. The Board may select one whole-number ratio from 1-for-3 through 1-for-10 and the effective time without further stockholder approval. In selecting the ratio, the Board may consider the trading price of the Common Stock and the other factors described above. The Company will publicly announce the selected ratio before the Reverse Split becomes effective.

The Certificate of Amendment will be filed with the Secretary of State of the State of Delaware. At the time the Certificate of Amendment becomes effective upon filing or at a later time specified in the Certificate of Amendment (the “Reverse Split Effective Date”), the issued shares of our common stock, including any shares held in treasury, will be combined and converted into a lesser number of shares of common stock calculated in accordance with the exchange ratio set by the Board, within the specified range of potential exchange ratios, and without further action on the part of the Company and our stockholders. For instance, if a stockholder presently holds 100 shares of our common stock, the stockholder will hold 10 shares of our common stock following a Reverse Split effected at an exchange ratio of 1-for-10.

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While the Common Stock is traded in the over-the-counter market, the Company will submit the applicable corporate action notice and supporting documentation to FINRA pursuant to FINRA Rule 6490 and Exchange Act Rule 10b-17 and will coordinate the market effective date with FINRA, the Transfer Agent and DTC. The Company will obtain a new CUSIP number for the Common Stock.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Split. After aggregating the shares held by a stockholder of record, any resulting fractional share shall be rounded up to the next higher full share. The Company will not pay cash in lieu of fractional shares under this policy.

New CUSIP and Procedures for Record and Beneficial Stockholders

At the Reverse Split Effective Date, the Common Stock will be identified by a new CUSIP number. The Company will coordinate the new CUSIP with the Transfer Agent, FINRA and DTC.

Book-entry positions are expected to be adjusted to reflect the Reverse Split. Holders of certificates will receive instructions if an exchange is required. Our transfer agent is Legacy Stock Transfer Inc. (the “Transfer Agent”).

Stockholders holding Common Stock in street name through a broker, bank or other nominee should follow that intermediary’s procedures. The Company’s policy is that fractional shares shall be rounded up to the next higher full share, with no cash payment in lieu of fractional shares. Stockholders should contact their intermediary regarding processing at the beneficial-account level.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Effects of the Reverse Split

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares of common stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of the common stock owned by each stockholder will remain unchanged except for any de minimis change resulting from the treatment of fractional shares as described below. As of the date of this Information Statement, the Company has no outstanding options, warrants or securities convertible into Common Stock. Accordingly, no adjustments to such outstanding instruments are required.

Effect on Par Value and Accounting

Following the Reverse Split, the par value per share of our common stock will remain at $0.0001 per share. The Reverse Split itself is not expected to change total stockholders’ equity, apart from implementation costs and applicable accounting adjustments. The reduction in stated common stock capital resulting from the unchanged par value will be reflected through a corresponding reclassification within stockholders’ equity, as applicable. Historical share and per-share amounts will be adjusted retrospectively to the extent required by applicable accounting standards.

Certain Other Effects

After the Reverse Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act and outstanding shares of our common stock will remain fully paid and non-assessable. Until any Nasdaq listing becomes effective, our common stock is expected to continue trading in the over-the-counter market, subject to FINRA’s processing of the corporate action and any temporary symbol or other market changes. The Company intends to comply with applicable notice and reporting requirements, including Exchange Act Rule 10b-17.

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Potential Negative Effects of the Reverse Split

The Reverse Split will reduce the number of outstanding shares of our common stock. Although the Board expects the Reverse Split to increase the per-share trading price of our common stock, we cannot assure you that the trading price will increase in proportion to the reduction in outstanding shares or that any increase will be sustained. The trading price will continue to depend on our performance and prospects, general market conditions and other factors. Following the Reverse Split, the trading price could decline, and the total market value of our outstanding common stock could be lower than before the Reverse Split.

We cannot assure you that the Reverse Split will increase the trading price of our common stock sufficiently to satisfy the applicable initial listing price requirement of The Nasdaq Capital Market. In addition, because the Reverse Split will reduce the number of outstanding shares, it could make it more difficult for us to satisfy other initial listing requirements, including those relating to the number and market value of publicly held shares and the number of round lot holders. The Reverse Split may also result in reduced trading volume and liquidity and greater price volatility. Even if we satisfy the applicable price requirement, there can be no assurance that we will satisfy Nasdaq’s other listing requirements or that our proposed listing or public offering will be completed.

The Reverse Split will not reduce the number of authorized shares of our common stock. As a result, the number of authorized but unissued shares available for future issuance will increase. Future issuances could dilute existing stockholders’ ownership and voting interests. The increased availability of shares could also have an anti-takeover effect by making it more difficult for stockholders to change the composition of the Board or for a third party to complete a tender offer or other business combination. The Board’s purpose in authorizing the Reverse Split is to support the proposed Nasdaq listing and public offering. The Reverse Split is not intended to be part of a “going private” transaction within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

The Reverse Split may cause some stockholders to hold “odd lots” of fewer than 100 shares. Such holdings may be more difficult to sell or result in higher transaction costs relative to the value of the shares sold. Under the proposed treatment of fractional shares, any fractional share resulting from the Reverse Split shall be rounded up to the next higher full share. Accordingly, a holder of record will not be eliminated solely because the holder owns fewer shares than the number required to receive one post-split share.

No Appraisal Rights

Under Section 262 of the DGCL, our stockholders are not entitled to appraisal rights with respect to the Reverse Split, and we will not independently provide our stockholders with such rights when the Reverse Split is effected.

Certain United States Federal Income Tax Consequences of the Reverse Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Split. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated under the Code, judicial decisions and administrative rulings, all as of the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and could cause the U.S. federal income tax consequences of the Reverse Split to vary substantially from those described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income). Nor does it address any aspects of U.S. state or local or non-U.S. taxation. We have not and do not intend to seek any ruling from the U.S. Internal Revenue Service (the “IRS”) regarding any U.S. federal income tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the consequences discussed below or that any such positions would not be sustained by a court.

This discussion applies only to stockholders that are U.S. Holders (as defined below) and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including (i) stockholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) traders in securities that elect to use a mark-to-market method of accounting; (vii) stockholders whose functional currency is not the U.S. dollar; (viii) persons holding our common stock as a position in a hedging transaction, straddle, conversion transaction or other risk reduction transaction; (ix) persons who acquired shares of our common stock in connection with employment or other performance of services; (x) U.S. expatriates; (xi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes); and (xii) S corporations. This discussion assumes that the pre-Reverse Split shares of common stock were, and the post-Reverse Split shares of common stock will be, held as a “capital asset,” as defined in Section 1221 of the Code. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

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As used herein, the term “U.S. Holder” is a beneficial owner of common stock that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or

•

a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

ALL STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE REVERSE SPLIT, INCLUDING THE RECEIPT OF SHARES THROUGH FRACTIONAL-SHARE ROUNDING.

The Reverse Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes within the meaning of Section 368(a)(1)(E) of the Code that is not part of a plan to periodically increase any stockholder’s proportionate interest in the assets or earnings and profits of the Company. The remainder of this discussion assumes the Reverse Split is so treated.

Assuming the Reverse Split qualifies as a recapitalization, a U.S. Holder exchanging existing shares solely for split-adjusted shares generally should not recognize gain or loss. Aggregate tax basis generally should carry over, and the holding period generally should include the holding period of the exchanged shares. The tax consequences of additional shares resulting from fractional-share rounding require separate analysis, including possible distribution treatment. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Split. U.S. Holders that acquired shares of our common stock on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The Company does not intend to pay cash in lieu of fractional shares under the proposed rounding policy. Stockholders should consult their own tax advisers regarding the treatment of shares received through rounding and their particular circumstances.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of November 2, 2026 by each person known to us to beneficially own more than 5% of our common stock, each current director, each named executive officer, and all current directors and executive officers as a group. The address of each person listed is c/o UMeWorld Inc., 66 West Flagler Street, 9th Floor, Miami, Florida 33130.

Name of beneficial owner	Shares beneficially owned	Percent of class
Michael Lee, CEO	7,242,291	6.24%
Winfield Ding, CFO	1,663,834	1.43%
Ford Moore, Director	3,142,214	2.71%
David Milroy, Director	1,380,130	1.19%
All directors and executive officers as a group (4 persons)	13,428,469	11.57%
Yee Wan Chu (1)	56,451,706	48.62%
First Scion Investments Limited (2)	10,656,642	9.18%

(1) Includes 56,066,020 shares held of record and 385,686 shares held in street name, for a total of 56,451,706 shares beneficially owned by Yee Wan Chu. Yee Wan Chu has sole voting and investment power over these shares.

(2) First Scion Investments Limited holds 10,656,642 shares, representing 9.18% of the outstanding Common Stock. First Scion Investments Limited is wholly owned by Francis Mak, who may be deemed to have sole voting and investment power over these shares.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Percentages are based on 116,099,593 outstanding shares of common stock. Shares that a person has the right to acquire within 60 days are included in that person’s beneficial ownership and denominator as required by Rule 13d-3, but are not treated as outstanding for calculating the percentage of other persons.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

Except for their interests arising from ownership of Common Stock, which are affected by the Reverse Split on the same basis as those of other holders of Common Stock, no person who has served as a director or officer of the Company since the beginning of the last fiscal year, any nominee for election as a director, or any associate of any such person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Split. No director has informed the Company in writing that he or she intends to oppose the Reverse Split. The Board unanimously approved the Reverse Split authorization.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The SEC maintains a website that contains reports, proxy and information statements and other information, including those filed by us, at http://www.sec.gov. You may also access the SEC filings and obtain other information about us through our website, which is www.umeworld.com. The information contained on the website is not incorporated by reference in, or in any way part of, this Information Statement. Except as expressly stated in this Information Statement, the Company’s website and other SEC filings are not incorporated by reference into this Information Statement.

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for Information Statements with respect to two or more stockholders sharing the same address by delivering a single Information Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders, is environmentally friendly, and represents cost savings for companies.

For this Information Statement, the Company’s transfer agent or brokers may be householding this Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

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The Company will promptly deliver, without charge, a separate copy of this Information Statement upon written or oral request by a stockholder at a shared address to which a single copy was delivered. Stockholders may request a separate copy, request separate future deliveries, or request delivery of a single copy if they currently receive multiple copies, by contacting the Company at the address or telephone number below. Stockholders holding through a broker, bank or other nominee should also contact that intermediary to change their delivery instructions.

UMeWorld Inc.

Attention: Chief Executive Officer

66 West Flagler Street, 9th Floor

Miami, Florida 33130

Telephone: (786) 981-7443

Or by electronic mail:

Michael Lee, Chief Executive Officer: info@umeworld.com

OTHER MATTERS

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Action Items. Your consent to the approval of the Action Items is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Exchange Act and DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors

/s/ Michael Lee

Michael Lee

Chief Executive Officer

November 4, 2026

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Annex A

PROPOSED CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF UMeWorld Inc.

UMeWorld Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is UMeWorld Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 28, 2025.

SECOND: Article FOURTH of the Certificate of Incorporation is hereby amended by adding the following paragraph at the end thereof:

“Effective as of __________ Eastern Time on ____________________ (the “Effective Time”), each __________ (____) shares of common stock, par value $0.0001 per share, of the Corporation issued immediately before the Effective Time, including shares held in treasury, shall automatically, without any action by the holder thereof, be combined and reclassified into one (1) validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, subject to the treatment of fractional shares described below. No fractional shares shall be issued. After aggregating the shares held by each holder, any fractional share resulting from this combination and reclassification shall be rounded up to the next higher full share. Each certificate or book-entry position representing shares immediately before the Effective Time shall thereafter represent the number of whole shares into which those shares have been combined and reclassified, subject to the foregoing rounding provision. The authorized number of common shares shall remain 250,000,000 and the par value shall remain $0.0001 per share.”

THIRD: This amendment was duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment shall become effective at the Effective Time specified in SECOND above.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on ____________________.

UMeWorld Inc.

By:
Name:	Michael Lee
Title:	Chief Executive Officer

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